PAGES CONTAINING CONFIDENTIAL MATERIAL HAVE BEEN STAMPED "CONFIDENTIAL
TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION." THE REDACTED MATERIAL HAS BEEN BLACKENED OR MARKED WITH A STAR (*).






                                 EXHIBIT 10.21

                             ANTENNA SITE LICENSE

                                                Confidential Treatment Requested
                               LICENSOR The Redacted Material Has Been Filed With the Commission

MOTOROLA, INC., a Delaware corporation
Network Services Division                   Attn.: General Manager

Address:   1301 East Algonquin Road
           Schaumburg, Illinois 60196

                                    LICENSEE

Name: Champion Communication Services, Inc.   Attn.: David Terman
      -------------------------------------          --------------------------

      -------------------------------------

Address: 1610 Woodstead Court, Suite 330
         ----------------------------------------------------------------------

City and State: The Woodlands, Texas          Zip Code: 77380
                ---------------------------             -----------------------

                                  LICENSE SITE

Name: See attached addendum "B"               Site No.:
      -------------------------------------             -----------------------

Address:
        -----------------------------------------------------------------------

City and State:                               Zip Code:
                ---------------------------             -----------------------

                           BASIC LICENSE INFORMATION

License No.:                                  Initial Term: 36 Months
            -------------------------------                 -------------------

License Date:                                 Commencement Date: 11/1/95
             ------------------------------                      --------------

License Fee Schedule:

                                               Monthly License     Total Monthly
Number of Units        Description               Fee Per Unit       License Fee
---------------        -----------             ---------------     -------------

                   Per attached addendum "B"                        $

--------------------------------------------------------------------------------
   THE TERMS AND CONDITIONS OF THIS LICENSE ARE PRINTED ON THE REVERSE SIDE.
                      FILL IN ALL BLANKS. READ BOTH SIDES.

      "See the attached addendum "A" for additional terms and conditions."

LICENSOR:  MOTOROLA, INC.                   LICENSEE: Champion Communication
           a Delaware corporation                     ------------------------
                                                      Services, Inc.
                                                      ------------------------

By: /s/ [ILLEGIBLE]                         By: /s/ BRYANT KELLEY
    -----------------------------               ------------------------------

Its: Business Manager                       Its: Antenna Site Manager
     ----------------------------                -----------------------------

Attest: /s/ JEAN JONES                      Attest: /s/ MELONIE PATRICK
        -------------------------                   --------------------------

Date: 10/30/95                              Date: 10/5/95
      ---------------------------                 ----------------------------

(1) License of Site. The Licensor, Motorola, Inc. (herein called "Motorola") licenses Licensee to install, operate and maintain at Licensee's sole expense and risk, the radio and/or television transmitting and receiving equipment along with associated other electronic equipment (which may be passive and/or active) and mounting structures listed on the reverse side, at places designated by Motorola on the site described on the reverse side (the "Site") occupied by Motorola. If Licensee desires to place equipment on the Site other than that listed on the reverse. Motorola and Licensee shall negotiate the placement of said additional equipment and the associated license fee. The Licensee shall not do, attempt, permit or suffer anything to be done on the Site which could be construed to be a violation of the Lease (hereinafter described); and Motorola upon request from Licensee will furnish the Licensee with a summary of the applicable provisions of the Lease. Additionally, Licensee shall at all times comply with all of the Site rules and regulations which Motorola may from time to time adopt. At all reasonable times, Licensee shall have the unrestricted right to enter or leave the Site where Licensee's equipment is located. Licensee agrees to take, at Licensee's own expense, all measures and precautions necessary to render licensee's equipment inaccessible to unauthorized persons. Motorola agrees that it will use its reasonable best efforts to prevent unauthorized persons from gaining access to Licensee's equipment.

(2) Extensions of Initial Term, Underlying Lease. After the expiration of the Initial Term indicated on the reverse side of this License, this License shall continue for successive additional one (1) month periods. After the expiration of the Initial Term, either Motorola or Licensee may terminate this License at any time, with or without cause, upon thirty (30) days advance written notice to the other party. The Site may be subject to the terms and provisions of an underlying lease executed by and between Motorola as tenant and another person or entity as landlord (the "Lease"). Notwithstanding anything to the contrary contained in this License, if the Site is subject to said Lease, this License shall automatically terminate upon the termination of Motorola's right to possession of the Site under said Lease.

(3) License Fee. During the Initial Term and during any renewal term of this License, Licensee shall pay to Motorola, in advance on the first day of each month, the Total Monthly License Fee indicated on the reverse side hereof. At any time during the Initial Term or during any renewal term, and from time to time, Motorola may increase the Monthly License Fee Per Unit (thereby affecting the Total Monthly License Fee). Motorola shall notify Licensee of such increase(s), which notice may be given by Motorola to Licensee by any of the following methods: (A) delivering to Licensee a notice of increase thirty (30) days prior to such increase; (B) noting such increase in Motorola's published rates; (C) noting such increase in any invoice sent by Motorola to Licensee; or
(D) any other reasonable means. The notice from Motorola to Licensee required under this Paragraph (3) shall not be required to meet the notice standards set forth in Paragraph (11) below. Licensee's continued use of the Site for more than thirty (30) days after its receipt of the notice set forth herein shall be deemed Licensee's acceptance of the new Monthly License Fee Per Unit as determined by Motorola. If at any time during the Initial Term or any renewal term of this License, Licensee fails to pay the entire Total Monthly Licensee Fee (including any increases as set forth herein) within ten (10) days after the due date, Motorola may then terminate this License by delivering to Licensee notice of default, which termination shall be effective ten (10) days after is deposited into the United States mails. Additionally, upon said effective date of License termination, Motorola shall have the right to disconnect, remove and dispose of Licensee's equipment located upon the Site.

(4) Hold Over Fee. In the event this License is terminated pursuant to Paragraphs (2), (3) or (7) hereof, and so long as Licensee's equipment remains on the Site (even if it has been disconnected), Licensee shall pay to Motorola a hold-over License fee equal to one hundred percent (100%) of the then-effective Total Monthly License Fee, prorated from the effective date of termination to the date the equipment is removed from the Site. Motorola shall have the right (but not the obligation) to disconnect and remove Licensee's equipment from the Site. If Motorola disconnects and removes Licensee's equipment, Licensee shall pay to Motorola upon demand three hundred percent (300%) of the disconnection, removal and storage expenses incurred by or on behalf of Motorola. If such equipment is not reclaimed by Licensee within forty-five (45) days, Motorola has the right to sell the equipment and deduct therefrom any amounts due under this License, returning the remainder to Licensee.

(5) Condition of the Site. Licensee agrees to take the Site in strictly "AS IS" condition. Licensee hereby acknowledges that Motorola shall have no responsibility for: (A) the Site's condition; or (B) damage suffered by Licensee or any other person due to such condition. Licensee shall keep the Site and Licensee's equipment in good order and repair. Upon expiration or termination of this License, Licensee shall remove all property from the Site which was placed there by Licensee and shall restore the Site to its original condition. As a Federal Communications Commission ("FCC") licensee, Licensee is required by Part 17 of the FCC rules to ensure that tower structures upon which its radio/television antennas are located satisfy certain lighting and painting specifications. If Motorola owns or has the responsibility for maintenance, lighting and painting of the subject tower, Motorola shall be solely responsible for the maintenance of said tower and ensuring that it is operated in compliance with all lighting and painting rules and requirements of the FCC and any similar rules and requirements of the Federal Aviation Administration ("FAA") (collectively the FCC/FAA Rules"). If Motorola neither owns nor has the responsibility of maintaining said tower (including compliance with the FCC/FAA Rules), Licensee hereby agrees to look solely to the owner of said tower for the maintenance of said tower and compliance with the FCC/FAA Rules.

(6) Liability. In connection with the use of the Site under this License, except for its own acts, Motorola shall not be liable to Licensee or to any other person or entity for any loss or damage, regardless of cause. Specifically, but without limiting the generality of the foregoing, Motorola shall have no liability for any loss or damage due to personal injury, property damage, libel or slander, or imperfect or unsatisfactory communications experienced by the Licensee for any reason whatsoever. Licensee shall save, indemnify and hold Motorola harmless from and against any and all loss, cost, damage, expense or liability (direct, consequential or otherwise), occasioned by, growing out of, arising from or resulting in connection with, this License or any act or failure to act by Licensee, its employees, agents, invitees or licensees. If Motorola assigns this License to a third party, Motorola shall have no further obligation or liability to Licensee under this License after such assignment.

(7) Operation of Equipment. Licensee shall install, operate and maintain its equipment located upon the Site in accordance with all applicable laws and regulations. Licensee agrees to install radio equipment of types and frequencies which would not cause interference to the equipment of Motorola or other licensees on the Site. In the event Licensee's equipment causes such interference, at its sole cost and expense, Licensee shall take all steps necessary to correct and eliminate such interference. If said interference cannot be eliminated within a reasonable length of time (not to exceed forty-eight (48) hours), Licensee agrees to then immediately cease using the equipment which is creating the interference (except for short tests necessary for the elimination of the interference). In the event Licensee cannot eliminate such interference after using its best efforts to do so, this License shall then terminate without further obligation on either party with respect to such equipment, except for Licensee's obligation to pay all fees owed to Motorola at the time of such termination. Motorola has the right to disconnect and remove any equipment not in compliance with this Paragraph (7).

(8) Personal License. This License is personal to Licensee and no assignment or sublicense in whole or in part shall be valid without the written consent of Motorola. Motorola may assign its rights under this License to any other party.

(9) Insurance. Licensee shall carry, during the Initial Term and any renewal term of this License, insurance in amounts satisfactory to Motorola.

(10) Liens. Licensee shall not permit any mechanics', materialman's or other liens to stand against the Site for any labor or material furnished the Licensee in connection with work of any character performed on the Site by or at the direction of the Licensee. In the event that any notice of lien shall be filed or given, Licensee shall, without delay, cause the same to be released or discharged and Motorola shall be completely indemnified by Licensee from and against any losses, damages, costs, expenses, fees or penalties suffered or incurred by Motorola on account of the filing of such claim or lien.

(11) Notices. Except as set forth in paragraph (3) above, any notice or demand required or permitted to be given or made if sent by certified mail in a sealed envelope, postage prepaid, addressed in the case of Motorola to: General Manager, Motorola, Inc., Network Services Division, 1301 East Algonquin Road, Schaumburg, Illinois 60196, and addressed in the case of the Licensee as set forth on the reverse side of this License. Any such notice or demand shall be deemed to have been given or made at the time it is deposited in the United States mails. Motorola or Licensee may from time to time designate any other address for this purpose by written notice to the other party.

(12) Waiver. Failure or delay on the part of Motorola or Licensee to exercise any right, power, or privilege hereunder shall not operate as a waiver thereof.

(13) Prior Negotiations, Amendment and Benefits. This License constitutes the entire agreement of the parties hereto and shall supersede all prior offers, negotiations and agreements. No revision of this License shall be valid unless made in writing and signed by an officer of Motorola and an authorized agent of the Licensee. The provisions of this License apply to and are binding upon the heirs, successors, executors, administrators and assigns (the latter if permitted) of the parties.

(14) Severability. If any provision of this License shall be held to be invalid, illegal or unenforceable, the remaining provisions shall be binding upon the parties and shall be enforceable as though said invalid, illegal or unenforceable provision were not contained herein; provided however, that if the invalid, illegal or unenforceable provision goes to the heart of this License, the License shall be deemed to be terminated.

(15) Nondisclosure. This License shall remain confidential between the parties and each of them warrants to the other that they shall use their best efforts to prevent any officers, directors, employees or agents from disclosing the terms and conditions of this License, without first obtaining the written consent of the other party.

(16) Environmental. Licensee hereby covenants that it shall bring onto the Site no hazardous substances, hazardous wastes, pollutants, asbestos, polychlorinated biphenyls (PCBs), petroleum or other fuels (including crude oil or any fraction or derivative thereof) or underground storage tanks (collectively, "Environmental Hazards"). For purposes of this License, the term "hazardous substances" shall be as defined in the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.) (CERCLA), and any regulations promulgated pursuant thereto. The term "hazardous wastes" shall be as defined in the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) (RCRA), and any regulations promulgated pursuant thereto. The term "pollutants" shall be as defined in the Clean Water Act (33 U.S.C. Section 1251 et seq.), and any regulations promulgated pursuant thereto. Licensee agrees to indemnity, save and hold harmless Motorola, its successors and assigns, and their respective present and future officers, directors, employees and agents (collectively, the "Indemnitees" from and against any and all liabilities, penalties, fines, forfeitures, demands, damages, losses, claims, causes of action, suits judgments, and costs and expenses incidental thereto (including, but not limited to, the cost of defense, settlement, reasonable attorneys's fees, reasonable consultants' fees and reasonable experts' fees), which Motorola or all or any of the indemnitees may hereafter suffer, incur, be responsible for or disburse as a result of: (A) any governmental action, order, directive, administrative proceeding or ruling; (B) personal or bodily injuries (including death) or damage (including loss of use) to any property (public or private); (C) cleanup, remediation, investigation or monitoring of any pollution or contamination of or adverse effects on human health or the environment; or (D) any violation or alleged violation of laws, statutes, ordinances, orders, rules or regulations of any governmental entity or agency directly or indirectly caused by or arising out of any Environmental Hazards existing on or about the site but only to the extent that any such existence is caused by the activities of Licensee and/or Licensee's officers, directors, employees, agents, invitees or licensees. This provision shall survive the termination or expiration of this License.

                Addendum to Antenna Site License dated _________ between Champion Communications, Inc. (Licensee) and Motorola Inc. (Licensor).


1. Licensee may delete individual community repeaters on the attached Addendum B by giving Licensor 30 days written notice. However, Licensee warrants that the total monthly billing shall not fall below 80% of the total monthly license fee at commencement. If the total monthly billing should fall below 80% of the total monthly license fee at commencement due to deletions, Licensee agrees to pay 80% of the total monthly license fee at commencement for the remaining term of this agreement.

2. The total monthly license fee currently in effect will increase by 3% on 11/01/96 and will again increase by 3% on 11/01/97. The total monthly license fee at commencement will also increase by 3% on 11/01/96 and 11/01/97 for computation purposes per number 1 above.

3. Motorola may cancel sites listed on the attached Addendum B by giving Champion 30 days written notice. Any sites cancelled by Motorola shall be subtracted from the total monthly license fee used for computation purposes.

LICENSEE                                     LICENSOR
Champion Communications, Inc.                Motorola, Inc.

by  /s/ BRYANT KELLEY                        by  /s/ [ILLEGIBLE]
  ---------------------------                  -----------------------------
date  October 5, 1995                        date  October 30, 1995
    -------------------------                    ---------------------------

                                  ADDENDUM "B"

                    SCHEDULE 1 - LIST OF ANTENNA SITE LEASES
             Offer to Purchase for Champion Communications - Master

                                A/S                           A/S     A/S
 ST   CITY    NAME     ANSR    LEASE   FREQ    LAT    LONG    RENT    P/L
 --   ----    ----    ------   -----   ----    ---    ----    ----   ------
 *     *       *      00524C   MOTO     *       *       *     $165   00266A
 *     *       *      00589C   MOTO     *       *       *     $165   00266A
 *     *       *      00824C   MOTO     *       *       *     $165   00266A
 *     *       *      00839C   MOTO     *       *       *     $165   00266A
 *     *       *      00963C   MOTO     *       *       *     $165   00266A
 *     *       *      00597C   MOTO     *       *       *     $205   00298A
 *     *       *      00598C   MOTO     *       *       *     $205   00298A
 *     *       *      00822C   MOTO     *       *       *     $205   00298A
 *     *       *      01075C   MOTO     *       *       *     $205   00298A
 *     *       *      01076C   MOTO     *       *       *     $100   00382A
 *     *       *      00823C   MOTO     *       *       *     $225   00416A
 *     *       *      01072C   MOTO     *       *       *     $ 85   00472A
 *     *       *      00973C   MOTO     *       *       *     $135   00503A
 *     *       *      00975C   MOTO     *       *       *     $140   00680A
 *     *       *      00474C   MOTO     *       *       *     $140   00781A
 *     *       *      00151C   MOTO     *       *       *     $140   03521A
 *     *       *      06813C   MOTO     *       *       *     $140   03521A
 *     *       *      07080C   MOTO     *       *       *     $140   03521A
 *     *       *      00998C   MOTO     *       *       *     $235   00268A
 *     *       *      01121C   MOTO     *       *       *     $340   00303A
 *     *       *      01000C   MOTO     *       *       *     $350   00507A
 *     *       *      00828C   MOTO     *       *       *     $375   00577A
 *     *       *      07833C   MOTO     *       *       *     $400   00701A
 *     *       *      00416C   MOTO     *       *       *     $235   00740A
 *     *       *      00610C   MOTO     *       *       *     $235   00740A
 *     *       *      00872C   MOTO     *       *       *     $235   00740A
 *     *       *      00979C   MOTO     *       *       *     $235   00740A
 *     *       *      00648C   MOTO     *       *       *     $235   00741A
 *     *       *      01118C   MOTO     *       *       *     $235   00741A
 *     *       *      01146C   MOTO     *       *       *     $235   00741A
 *     *       *      01054C   MOTO     *       *       *     $195   0257A
 *     *       *      01124C   MOTO     *       *       *     $185   0268A
 *     *       *      00736C   MOTO     *       *       *     $135   0282A
 *     *       *      01094C   MOTO     *       *       *     $135   0282A
 *     *       *      00585C   MOTO     *       *       *     $175   0294A

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

                    SCHEDULE 1 - LIST OF ANTENNA SITE LEASES
             Offer to Purchase for Champion Communications - Master

                                A/S                           A/S     A/S
 ST   CITY    NAME     ANSR    LEASE   FREQ    LAT    LONG    RENT    P/L
 --   ----    ----    ------   -----   ----    ---    ----    ----   ------
 *     *       *      00640C   MOTO     *       *       *     $175   0294A
 *     *       *      00902C   MOTO     *       *       *     $175   0294A
 *     *       *      01023C   MOTO     *       *       *     $340   0303A
 *     *       *      00638C   MOTO     *       *       *     $150   0306A
 *     *       *      00679C   MOTO     *       *       *     $150   0306A
 *     *       *      00698C   MOTO     *       *       *     $150   0306A
 *     *       *      00662C   MOTO     *       *       *     $150   0306A
 *     *       *      00785C   MOTO     *       *       *     $235   0332A
 *     *       *      01051C   MOTO     *       *       *     $350   0456A
 *     *       *      01170C   MOTO     *       *       *     $350   0456A
 *     *       *      01184C   MOTO     *       *       *     $350   0456A
 *     *       *      00451C   MOTO     *       *       *     $280   0463A
 *     *       *      00500C   MOTO     *       *       *     $280   0463A
 *     *       *      01323C   MOTO     *       *       *     $240   0490A
 *     *       *      01137C   MOTO     *       *       *     $175   0544A
 *     *       *      01344C   MOTO     *       *       *     $175   0544A
 *     *       *      00767C   MOTO     *       *       *     $250   0561A
 *     *       *      01253C   MOTO     *       *       *     $375   0577A
 *     *       *      01060C   MOTO     *       *       *     $200   0584A
 *     *       *      01233C   MOTO     *       *       *     $160   0586A
 *     *       *      00994C   MOTO     *       *       *     $135   0603A
 *     *       *      00683C   MOTO     *       *       *     $235   0740A
 *     *       *      00685C   MOTO     *       *       *     $235   0740A
 *     *       *      00713C   MOTO     *       *       *     $235   0740A
 *     *       *      00793C   MOTO     *       *       *     $235   0740A
 *     *       *      01012C   MOTO     *       *       *     $235   0741A
 *     *       *      00431C   MOTO     *       *       *     $205   0741A
 *     *       *      00573C   MOTO     *       *       *     $205   0741A
 *     *       *      01288C   MOTO     *       *       *     $205   0741A
 *     *       *      01310C   MOTO     *       *       *     $205   0741A
 *     *       *      00636C   MOTO     *       *       *     $160   0776A
 *     *       *      00699C   MOTO     *       *       *     $160   0776A
 *     *       *      00940C   MOTO     *       *       *     $160   0776A
 *     *       *      01056C   MOTO     *       *       *     $160   0776A
 *     *       *      01129C   MOTO     *       *       *     $160   0776A

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

                    SCHEDULE 1 - LIST OF ANTENNA SITE LEASES
             Offer to Purchase for Champion Communications - Master

                                A/S                           A/S     A/S
 ST   CITY    NAME     ANSR    LEASE   FREQ    LAT    LONG    RENT    P/L
 --   ----    ----    ------   -----   ----    ---    ----    ----   ------
 *     *       *      00731C   MOTO     *       *       *     $310   0783A
 *     *       *      00596C   MOTO     *       *       *     $250   4925A
 *     *       *      00655C   MOTO     *       *       *     $250   4925A
 *     *       *      00656C   MOTO     *       *       *     $250   4925A
 *     *       *      00920C   MOTO     *       *       *     $250   4925A
 *     *       *      00965C   MOTO     *       *       *     $250   4925A
 *     *       *      01132C   MOTO     *       *       *     $250   4925A
 *     *       *      01164C   MOTO     *       *       *     $250   4925A
 *     *       *      07906C   MOTO     *       *       *     $250   4925A
 *     *       *      01166C   MOTO     *       *       *     $135   00770A
 *     *       *      00660C   MOTO     *       *       *     $250   0315A
 *     *       *      00654C   MOTO     *       *       *     $250   0315A
 *     *       *      01250C   MOTO     *       *       *     $250   0315A
 *     *       *      00433C   MOTO     *       *       *     $160   0337A
 *     *       *      00718C   MOTO     *       *       *     $160   0337A
 *     *       *      00675C   MOTO     *       *       *     $350   0345A
 *     *       *      01349C   MOTO     *       *       *     $350   0345A
 *     *       *      00856C   MOTO     *       *       *     $210   0371A
 *     *       *      00652C   MOTO     *       *       *     $185   0380A
 *     *       *      01025C   MOTO     *       *       *     $185   0380A
 *     *       *      01007C   MOTO     *       *       *     $190   0394A
 *     *       *      01216C   MOTO     *       *       *     $190   0394A
 *     *       *      00484C   MOTO     *       *       *     $185   0413A
 *     *       *      00962C   MOTO     *       *       *     $185   0413A
 *     *       *      01102C   MOTO     *       *       *     $185   0413A
 *     *       *      01187C   MOTO     *       *       *     $185   0413A
 *     *       *      01256C   MOTO     *       *       *     $200   0418A
 *     *       *      00498C   MOTO     *       *       *     $200   0466A
 *     *       *      00521C   MOTO     *       *       *     $120   0478A
 *     *       *      00850C   MOTO     *       *       *     $120   0478A
 *     *       *      01106C   MOTO     *       *       *     $120   0478A
 *     *       *      01246C   MOTO     *       *       *     $120   0478A
 *     *       *      01104C   MOTO     *       *       *     $160   0498A
 *     *       *      00532C   MOTO     *       *       *     $285   0527A
 *     *       *      00662C   MOTO     *       *       *     $285   0527A

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

                    SCHEDULE 1 - LIST OF ANTENNA SITE LEASES
             Offer to Purchase for Champion Communications - Master

                                A/S                           A/S     A/S
 ST   CITY    NAME     ANSR    LEASE   FREQ    LAT    LONG    RENT    P/L
 --   ----    ----    ------   -----   ----    ---    ----    ----   ------
 *     *       *      00664C   MOTO     *       *       *     $285   0527A
 *     *       *      01125C   MOTO     *       *       *     $285   0527A
 *     *       *      01225C   MOTO     *       *       *     $285   0527A
 *     *       *      01237C   MOTO     *       *       *     $285   0527A
 *     *       *      00504C   MOTO     *       *       *     $175   0534A
 *     *       *      00543C   MOTO     *       *       *     $175   0534A
 *     *       *      01192C   MOTO     *       *       *     $215   0563A
 *     *       *      00894C   MOTO     *       *       *     $135   0567A
 *     *       *      01303C   MOTO     *       *       *     $160   0585A
 *     *       *      00612C   MOTO     *       *       *     $175   0626A
 *     *       *      00929C   MOTO     *       *       *     $190   0679A
 *     *       *      00616C   MOTO     *       *       *     $125   0686A
 *     *       *      00406C   MOTO     *       *       *     $135   0770A
 *     *       *      01061C   MOTO     *       *       *     $135   0770A
 *     *       *      07819C   MOTO     *       *       *     $235   4048A
 *     *       *      05328C   MOTO     *       *       *     $350   4405A
 *     *       *      05329C   MOTO     *       *       *     $350   4405A
 *     *       *      00665C   MOTO     *       *       *     $190   4737A
 *     *       *      00627C   MOTO     *       *       *     $190   4737A
 *     *       *      00669C   MOTO     *       *       *     $190   4737A
 *     *       *      00910C   MOTO     *       *       *     $190   4737A
 *     *       *      02745C   MOTO     *       *       *     $120   00105A
 *     *       *      02747C   MOTO     *       *       *     $120   00105A
 *     *       *      02748C   MOTO     *       *       *     $120   00105A
 *     *       *      02691C   MOTO     *       *       *     $115   01054A
 *     *       *      02692C   MOTO     *       *       *     $115   01054A
 *     *       *      02693C   MOTO     *       *       *     $115   01054A
 *     *       *      02694C   MOTO     *       *       *     $115   01054A
 *     *       *      02695C   MOTO     *       *       *     $115   01054A
 *     *       *      02630C   MOTO     *       *       *     $200   01084A
 *     *       *      02649C   MOTO     *       *       *     $ 83   01085A
 *     *       *      02752C   MOTO     *       *       *     $ 83   01085A
 *     *       *      02755C   MOTO     *       *       *     $ 83   01085A
 *     *       *      02757C   MOTO     *       *       *     $ 83   01085A
 *     *       *      02753C   MOTO     *       *       *     $225   01091A

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

                    SCHEDULE 1 - LIST OF ANTENNA SITE LEASES
             Offer to Purchase for Champion Communications - Master

                                A/S                           A/S     A/S
 ST   CITY    NAME     ANSR    LEASE   FREQ    LAT    LONG    RENT    P/L
 --   ----    ----    ------   -----   ----    ---    ----    ----   ------
 *     *       *      02754C   MOTO     *       *       *     $225   01091A
 *     *       *      02756C   MOTO     *       *       *     $178   01092A
 *     *       *      02539C   MOTO     *       *       *     $ 98   01094A
 *     *       *      02540C   MOTO     *       *       *     $ 90   01094A
 *     *       *      02541C   MOTO     *       *       *     $225   01094A
 *     *       *      06713C   MOTO     *       *       *     $ 95   03387A
 *     *       *      06763C   MOTO     *       *       *     $130   03451A
 *     *       *      06811C   MOTO     *       *       *     $188   03518A
 *     *       *      07079C   MOTO     *       *       *     $100   03518A
 *     *       *      02751C   MOTO     *       *       *     $185   03959A
 *     *       *      04757C   MOTO     *       *       *     $125   02381A
 *     *       *      04768C   MOTO     *       *       *     $125   02381A
 *     *       *      04789C   MOTO     *       *       *     $125   02381A
 *     *       *      05310C   MOTO     *       *       *     $225   02729A
 *     *       *      05311C   MOTO     *       *       *     $225   02729A
 *     *       *      05339C   MOTO     *       *       *     $225   02729A
 *     *       *      05348C   MOTO     *       *       *     $225   02729A
 *     *       *      05362C   MOTO     *       *       *     $300   04490A
 *     *       *      05366C   MOTO     *       *       *     $300   04490A
 *     *       *      05375C   MOTO     *       *       *     $300   04490A
 *     *       *      04750C   MOTO     *       *       *     $240   04527A
 *     *       *      00837C   MOTO     *       *       *     $205   00299A
 *     *       *      00727C   MOTO     *       *       *     $240   00338A
 *     *       *      00851C   MOTO     *       *       *     $285   00383A
 *     *       *      00424C   MOTO     *       *       *     $260   00450A
 *     *       *      01175C   MOTO     *       *       *     $160   00515A
 *     *       *      01230C   MOTO     *       *       *     $185   00545A
 *     *       *      MGMT     MOTO     *       *       *     $185   00545A
 *     *       *      00510C   MOTO     *       *       *     $100   00625A
 *     *       *      01043C   MOTO     *       *       *     $350   04133A
 *     *       *      01081C   MOTO     *       *       *     $350   04133A
 *     *       *      00983C   MOTO     *       *       *     $155   04554A
 *     *       *      08042C   MOTO     *       *       *     $160   00750A
 *     *       *      01149C   MOTO     *       *       *     $350   04133A
 *     *       *      01220C   MOTO     *       *       *     $350   04133A

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

                    SCHEDULE 1 - LIST OF ANTENNA SITE LEASES
             Offer to Purchase for Champion Communications - Master

                                A/S                           A/S     A/S
 ST   CITY    NAME     ANSR    LEASE   FREQ    LAT    LONG    RENT    P/L
 --   ----    ----    ------   -----   ----    ---    ----    ----   ------
 *     *       *      01312C   MOTO     *       *       *     $350   04133A
 *     *       *      00599C   MOTO     *       *       *     $160   00278A
 *     *       *      00609C   MOTO     *       *       *     $160   00278A
 *     *       *      00438C   MOTO     *       *       *     $185   00323A
 *     *       *      00667C   MOTO     *       *       *     $185   00323A
 *     *       *      00840C   MOTO     *       *       *     $185   00323A
 *     *       *      00404C   MOTO     *       *       *     $300   00376A
 *     *       *      00469C   MOTO     *       *       *     $300   00376A
 *     *       *      00470C   MOTO     *       *       *     $300   00376A
 *     *       *      00489C   MOTO     *       *       *     $300   00376A
 *     *       *      00491C   MOTO     *       *       *     $300   00376A
 *     *       *      00492C   MOTO     *       *       *     $300   00376A
 *     *       *      00562C   MOTO     *       *       *     $300   00376A
 *     *       *      00606C   MOTO     *       *       *     $300   00376A
 *     *       *      00610C   MOTO     *       *       *     $300   00376A
 *     *       *      00668C   MOTO     *       *       *     $300   00376A
 *     *       *      00669C   MOTO     *       *       *     $300   00376A
 *     *       *      00694C   MOTO     *       *       *     $300   00376A
 *     *       *      00621C   MOTO     *       *       *     $300   00376A
 *     *       *      00677C   MOTO     *       *       *     $300   00376A
 *     *       *      01021C   MOTO     *       *       *     $300   00376A
 *     *       *      01306C   MOTO     *       *       *     $300   00376A
 *     *       *      01168C   MOTO     *       *       *     $140   00409A
 *     *       *      01338C   MOTO     *       *       *     $140   00409A
 *     *       *      00632C   MOTO     *       *       *     $200   00432A
 *     *       *      00693C   MOTO     *       *       *     $200   00432A
 *     *       *      00671C   MOTO     *       *       *     $185   00448A
 *     *       *      01279C   MOTO     *       *       *     $185   00448A
 *     *       *      00714C   MOTO     *       *       *     $170   00492A
 *     *       *      00641C   MOTO     *       *       *     $170   00492A
 *     *       *      00658C   MOTO     *       *       *     $170   00492A
 *     *       *      00126C   MOTO     *       *       *     $184   01298A
 *     *       *      02665C   MOTO     *       *       *     $201   01298A
 *     *       *      02666C   MOTO     *       *       *     $201   01298A
 *     *       *      02668C   MOTO     *       *       *     $185   01298A

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

                    SCHEDULE 1 - LIST OF ANTENNA SITE LEASES
             Offer to Purchase for Champion Communications - Master

                                A/S                           A/S     A/S
 ST   CITY    NAME     ANSR    LEASE   FREQ    LAT    LONG    RENT    P/L
 --   ----    ----    ------   -----   ----    ---    ----    ----   ------
 *     *       *      02455C   MOTO     *       *       *     $160   01585A
 *     *       *      02270C   MOTO     *       *       *     $330   04231A
 *     *       *      01105C   MOTO     *       *       *     $115   04568A
 *     *       *      06825C   MOTO     *       *       *     $ 75   03540A
 *     *       *      07083C   MOTO     *       *       *     $ 75   03540A
 *     *       *      06735C   MOTO     *       *       *     $100   03414A
 *     *       *      07059C   MOTO     *       *       *     $100   03414A
 *     *       *      06796C   MOTO     *       *       *     $135   03496A
 *     *       *      06996C   MOTO     *       *       *     $133   03780A
 *     *       *      06706C   MOTO     *       *       *     $ 50   03380A
 *     *       *      07050C   MOTO     *       *       *     $ 50   03380A
 *     *       *      06772C   MOTO     *       *       *     $ 80   03464A
 *     *       *      06835C   MOTO     *       *       *     $230   03553A
 *     *       *      07088C   MOTO     *       *       *     $230   03553A
 *     *       *      06848C   MOTO     *       *       *     $115   03573A
 *     *       *      06850C   MOTO     *       *       *     $105   03577A
 *     *       *      07924C   MOTO     *       *       *     $105   03577A
 *     *       *      06868C   MOTO     *       *       *     $125   03599A
 *     *       *      07100C   MOTO     *       *       *     $125   03599A
 *     *       *      07179C   MOTO     *       *       *     $125   03599A
 *     *       *      06896C   MOTO     *       *       *     $ 90   03633A
 *     *       *      07109C   MOTO     *       *       *     $ 90   03633A
 *     *       *      06922C   MOTO     *       *       *     $133   03670A
 *     *       *      06952C   MOTO     *       *       *     $120   03716A
 *     *       *      07126C   MOTO     *       *       *     $120   03716A
 *     *       *      07196C   MOTO     *       *       *     $120   03716A
 *     *       *      07256C   MOTO     *       *       *     $200   03793A
 *     *       *      04747C   MOTO     *       *       *     $230   02376A
 *     *       *      04748C   MOTO     *       *       *     $230   02376A
 *     *       *      04760C   MOTO     *       *       *     $230   02376A
 *     *       *      04761C   MOTO     *       *       *     $230   02376A
 *     *       *      04764C   MOTO     *       *       *     $230   02376A
 *     *       *      04767C   MOTO     *       *       *     $230   02376A
 *     *       *      04769C   MOTO     *       *       *     $230   02376A
 *     *       *      04770C   MOTO     *       *       *     $230   02376A

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

                    SCHEDULE 1 - LIST OF ANTENNA SITE LEASES
             Offer to Purchase for Champion Communications - Master

                                A/S                           A/S     A/S
 ST   CITY    NAME     ANSR    LEASE   FREQ    LAT    LONG    RENT    P/L
 --   ----    ----    ------   -----   ----    ---    ----    ----   ------
 *     *       *      04773C   MOTO     *       *       *     $230   02376A
 *     *       *      04753C   MOTO     *       *       *     $175   02378A
 *     *       *      04786C   MOTO     *       *       *     $175   02378A
 *     *       *      05032C   MOTO     *       *       *     $195   02397A
 *     *       *      05035C   MOTO     *       *       *     $195   02397A
 *     *       *      05036C   MOTO     *       *       *     $195   02397A
 *     *       *      05056C   MOTO     *       *       *     $225   02397A
 *     *       *      05082C   MOTO     *       *       *     $135   02407A
 *     *       *      04957C   MOTO     *       *       *     $270   02461A
 *     *       *      04952C   MOTO     *       *       *     $320   02483A
 *     *       *      04953C   MOTO     *       *       *     $320   02483A
 *     *       *      04954C   MOTO     *       *       *     $320   02483A
 *     *       *      04967C   MOTO     *       *       *     $320   02483A
 *     *       *      04968C   MOTO     *       *       *     $320   02483A
 *     *       *      04969C   MOTO     *       *       *     $320   02483A
 *     *       *      04972C   MOTO     *       *       *     $320   02483A
 *     *       *      04980C   MOTO     *       *       *     $320   02483A
 *     *       *      04981C   MOTO     *       *       *     $320   02483A
 *     *       *      04984C   MOTO     *       *       *     $320   02483A
 *     *       *      04988C   MOTO     *       *       *     $320   02483A
 *     *       *      04989C   MOTO     *       *       *     $320   02483A
 *     *       *      04992C   MOTO     *       *       *     $320   02483A
 *     *       *      04993C   MOTO     *       *       *     $320   02483A
 *     *       *      05021C   MOTO     *       *       *     $320   02483A
 *     *       *      04963C   MOTO     *       *       *     $240   02485A
 *     *       *      04971C   MOTO     *       *       *     $150   02489A
 *     *       *      04983C   MOTO     *       *       *     $180   02493A
 *     *       *      04987C   MOTO     *       *       *     $125   02502A
 *     *       *      05023C   MOTO     *       *       *     $125   02502A
 *     *       *      04998C   MOTO     *       *       *     $225   02507A
 *     *       *      08024C   MOTO     *       *       *     $250   02507A
 *     *       *      04758C   MOTO     *       *       *     $100   02515A
 *     *       *      04990C   MOTO     *       *       *     $100   02515A
 *     *       *      05010C   MOTO     *       *       *     $ 75   02515A
 *     *       *      04951C   MOTO     *       *       *     $175   02520A

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

                    SCHEDULE 1 - LIST OF ANTENNA SITE LEASES
             Offer to Purchase for Champion Communications - Master

                                A/S                           A/S     A/S
 ST   CITY    NAME     ANSR    LEASE   FREQ    LAT    LONG    RENT    P/L
 --   ----    ----    ------   -----   ----    ---    ----    ----   ------
 *     *       *      04958C   MOTO     *       *       *     $175   02520A
 *     *       *      04960C   MOTO     *       *       *     $175   02520A
 *     *       *      04961C   MOTO     *       *       *     $175   02520A
 *     *       *      04962C   MOTO     *       *       *     $175   02520A
 *     *       *      04974C   MOTO     *       *       *     $175   02520A
 *     *       *      04966C   MOTO     *       *       *     $175   02520A
 *     *       *      05004C   MOTO     *       *       *     $175   02520A
 *     *       *      05008C   MOTO     *       *       *     $175   02520A
 *     *       *      05020C   MOTO     *       *       *     $175   02520A
 *     *       *      04956C   MOTO     *       *       *     $280   02523A
 *     *       *      04995C   MOTO     *       *       *     $190   02524A
 *     *       *      05070C   MOTO     *       *       *     $140   02527A
 *     *       *      05002C   MOTO     *       *       *     $187   02531A
 *     *       *      05030C   MOTO     *       *       *     $165   02535A
 *     *       *      05031C   MOTO     *       *       *     $115   02536A
 *     *       *      05034C   MOTO     *       *       *     $265   02552A
 *     *       *      05037C   MOTO     *       *       *     $265   02552A
 *     *       *      05024C   MOTO     *       *       *     $340   02557A
 *     *       *      05038C   MOTO     *       *       *     $340   02557A
 *     *       *      05050C   MOTO     *       *       *     $340   02557A
 *     *       *      05065C   MOTO     *       *       *     $340   02557A
 *     *       *      05069C   MOTO     *       *       *     $340   02557A
 *     *       *      05077C   MOTO     *       *       *     $225   02559A
 *     *       *      05060C   MOTO     *       *       *     $165   02570A
 *     *       *      05068C   MOTO     *       *       *     $165   02570A
 *     *       *      07918C   MOTO     *       *       *     $165   02570A
 *     *       *      05064C   MOTO     *       *       *     $125   02573A
 *     *       *      07728C   MOTO     *       *       *     $125   02573A
 *     *       *      05271C   MOTO     *       *       *     $245   02710A
 *     *       *      05279C   MOTO     *       *       *     $245   02710A
 *     *       *      05280C   MOTO     *       *       *     $264   02710A
 *     *       *      05285C   MOTO     *       *       *     $264   02710A
 *     *       *      05286C   MOTO     *       *       *     $264   02710A
 *     *       *      05294C   MOTO     *       *       *     $264   02710A
 *     *       *      05300C   MOTO     *       *       *     $264   02710A

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission

                    SCHEDULE 1 - LIST OF ANTENNA SITE LEASES
             Offer to Purchase for Champion Communications - Master

                                A/S                           A/S     A/S
 ST   CITY    NAME     ANSR    LEASE   FREQ    LAT    LONG    RENT    P/L
 --   ----    ----    ------   -----   ----    ---    ----    ----   ------
 *     *       *      05270C   MOTO     *       *       *     $160   02711A
 *     *       *      05275C   MOTO     *       *       *     $160   02711A
 *     *       *      05295C   MOTO     *       *       *     $160   02711A
 *     *       *      05297C   MOTO     *       *       *     $160   02711A
 *     *       *      05302C   MOTO     *       *       *     $125   02714A
 *     *       *      05290C   MOTO     *       *       *     $300   02717A
 *     *       *      05287C   MOTO     *       *       *     $256   02719A
 *     *       *      05301C   MOTO     *       *       *     $256   02719A
 *     *       *      05292C   MOTO     *       *       *     $190   02725A
 *     *       *      05283C   MOTO     *       *       *     $250   02727A
 *     *       *      05000C   MOTO     *       *       *     $150   03861A
 *     *       *      05012C   MOTO     *       *       *     $150   03861A
 *     *       *      05043C   MOTO     *       *       *     $300   03919A
 *     *       *      05062C   MOTO     *       *       *     $300   03919A
 *     *       *      05089C   MOTO     *       *       *     $ 75   03919A
 *     *       *      09072C   MOTO     *       *       *     $250   04185A
 *     *       *      04792C   MOTO     *       *       *     $150   04238A
 *     *       *      04978C   MOTO     *       *       *     $160   04238A
 *     *       *      05009C   MOTO     *       *       *     $160   04238A
 *     *       *      05018C   MOTO     *       *       *     $160   04238A
 *     *       *      04955C   MOTO     *       *       *     $300   04432A
 *     *       *      04964C   MOTO     *       *       *     $300   04432A
 *     *       *      05045C   MOTO     *       *       *     $100   02540A
 *     *       *      06895C   MOTO     *       *       *     $ 92   03632A
 *     *       *      06995C   MOTO     *       *       *     $ 63   03778A
 *     *       *      00625C   MOTO     *       *       *     $200   00372A
 *     *       *      06960C   MOTO     *       *       *     $180   03730A

                               TOTAL

Confidential Treatment Requested
The Redacted Material Has Been
Filed With the Commission